Fifth Third VIP Funds
Fifth Third Balanced VIP Fund
Fifth Third Disciplined Value VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Quality Growth VIP Fund
Supplement dated July 18, 2007
To Prospectus dated May 1, 2007
     On May 17, 2007, the Board of Trustees of The Coventry Funds Trust (the “Trust”) determined, based primarily upon the recommendations of Fifth Third Asset Management, Inc., the investment adviser to the Fifth Third Balanced VIP Fund, Fifth Third Disciplined Value VIP Fund, Fifth Third Mid Cap VIP Fund and Fifth Third Quality Growth VIP Fund (the “Fifth Third VIP Funds”), to close the Fifth Third VIP Funds and provide for their orderly liquidation. Since inception, the Fifth Third VIP Funds have not attracted sufficient assets to achieve the economies of scale necessary to remain viable. Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fifth Third VIP Funds on or about October 16, 2007 (the “Liquidation Date”).
     On the Liquidation Date, all remaining shares of the Fifth Third VIP Funds will be redeemed and the proceeds will be distributed as directed. Fifth Third Asset Management, Inc. has agreed to waive management fees and/or reimburse expenses to the extent necessary to limit Total Fund Operating Expenses through the Liquidation Date as specified in the current prospectus.
     As a result of these developments, the Fifth Third VIP Funds are closed to new investors.

This supplement and the prospectus dated May 1, 2007 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of
Additional Information has been filed with the Securities and Exchange Commission dated May 1,
2007, which is incorporated herein by reference and can be obtained without charge by calling 1-800-282-5706 .